COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

		Principal Amount*	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES	0.2%
NYO Commercial Mortgage Trust, 5.98% (1 Month USD Term SOFR + 1.659%), due 12/15/38, Series 2021-1290(a)(b)		550,000	$546,480

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified cost—$528,859)			546,480

		Shares
COMMON STOCK—REAL ESTATE	79.8%
APARTMENT	4.6%
AvalonBay Communities, Inc.		10,608	2,276,689
Essex Property Trust, Inc.		9,582	2,937,554
UDR, Inc.		207,883	9,390,075

			14,604,318

DATA CENTERS	7.9%
Digital Realty Trust, Inc.		103,625	14,848,426
Equinix, Inc.		12,239	9,979,069

			24,827,495

FREE STANDING	3.3%
Agree Realty Corp.		36,051	2,782,777
NETSTREIT Corp.		142,445	2,257,753
Realty Income Corp.		90,967	5,276,996

			10,317,526

GAMING	1.7%
VICI Properties, Inc., Class A		163,889	5,346,059

HEALTH CARE	13.5%
Healthcare Realty Trust, Inc., Class A		433,472	7,325,677
Omega Healthcare Investors, Inc.		152,670	5,813,673
Welltower, Inc.		191,146	29,285,479

			42,424,829

HOTEL	1.8%
Host Hotels & Resorts, Inc.		410,932	5,839,344

INDUSTRIALS	6.6%
Americold Realty Trust, Inc.		163,881	3,516,886
Lineage, Inc(c)		21,740	1,274,616
Prologis, Inc.(d)		142,795	15,963,053

			20,754,555

MANUFACTURED HOME	3.5%
Equity LifeStyle Properties, Inc.		18,873	1,258,829
Sun Communities, Inc.		76,248	9,808,543

			11,067,372

OFFICE	1.0%
BXP, Inc.		19,106	1,283,732
Highwoods Properties, Inc.		60,718	1,799,682

			3,083,414

		Shares	Value
REGIONAL MALL	2.5%
Simon Property Group, Inc.		47,983	$7,969,017

SELF STORAGE	6.4%
Extra Space Storage, Inc.		64,874	9,633,140
Public Storage		34,853	10,431,155

			20,064,295

SHOPPING CENTER	1.6%
Kimco Realty Corp.		245,596	5,216,459

SINGLE FAMILY HOMES	4.3%
Invitation Homes, Inc.		385,696	13,441,505

SPECIALTY	3.8%
Iron Mountain, Inc.		84,378	7,259,883
Lamar Advertising Co., Class A		40,270	4,581,921

			11,841,804

TELECOMMUNICATIONS	14.3%
American Tower Corp.		124,142	27,013,299
Crown Castle, Inc.		123,357	12,857,500
SBA Communications Corp., Class A		22,789	5,013,808

			44,884,607

TIMBERLAND	3.0%
Rayonier, Inc.		100,791	2,810,053
Weyerhaeuser Co.		223,387	6,540,771

			9,350,824

TOTAL COMMON STOCK (Identified cost—$208,287,326)			251,033,423

PREFERRED SECURITIES—EXCHANGE-TRADED	7.4%
BANKING	0.8%
Bank of America Corp., 5.375%, Series KK(e)		14,965	335,964
Bank of America Corp., 6.00%, Series GG(e)		24,869	619,487
JPMorgan Chase & Co., 4.625%, Series LL(e)		22,843	455,718
Wells Fargo & Co., 4.25%, Series DD(e)		9,775	172,822
Wells Fargo & Co., 4.75%, Series Z(e)		18,400	366,344
Wells Fargo & Co., 7.50%, Series L (Convertible)(e)		500	600,400

			2,550,735

BROKERAGE	0.1%
Morgan Stanley, 6.375%, Series I(e)		15,000	372,900

DIVERSIFIED	1.3%
Armada Hoffler Properties, Inc., 6.75%, Series A(e)		53,000	1,168,120
DigitalBridge Group, Inc., 7.125%, Series J(e)		43,643	1,024,301
DigitalBridge Group, Inc., 7.15%, Series I(e)		74,794	1,750,928

			3,943,349

FREE STANDING	0.1%
Agree Realty Corp., 4.25%, Series A(e)		17,035	293,172

HOTEL	0.7%
Pebblebrook Hotel Trust, 5.70%, Series H(e)		29,768	485,516
Pebblebrook Hotel Trust, 6.375%, Series G(e)		18,566	328,804

		Shares	Value
RLJ Lodging Trust, 1.95%, Series A (Convertible)(e)		15,408	$375,955
Summit Hotel Properties, Inc., 5.875%, Series F(e)		14,054	272,367
Summit Hotel Properties, Inc., 6.25%, Series E(e)		31,105	618,367
Sunstone Hotel Investors, Inc., 6.125%, Series H(e)		11,402	225,646

			2,306,655

INDUSTRIALS	0.5%
LXP Industrial Trust, 6.50%, Series C(e)		17,289	788,378
Rexford Industrial Realty, Inc., 5.625%, Series C(e)		23,833	518,368
Rexford Industrial Realty, Inc., 5.875%, Series B(e)		15,000	343,500

			1,650,246

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(e)		18,731	419,200

OFFICE	0.2%
City Office REIT, Inc., 6.625%, Series A(e)		20,543	384,154
Hudson Pacific Properties, Inc., 4.75%, Series C(e)		4,697	61,813
Vornado Realty Trust, 5.25%, Series N(e)		17,438	287,901

			733,868

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(e)		506	6,279

SELF STORAGE	1.3%
National Storage Affiliates Trust, 6.00%, Series A(e)		24,150	528,643
Public Storage, 4.00%, Series P(e)		44,715	727,066
Public Storage, 4.00%, Series R(e)		10,475	170,324
Public Storage, 4.625%, Series L(e)		79,484	1,502,248
Public Storage, 4.70%, Series J(e)		28,621	557,823
Public Storage, 4.75%, Series K(e)		17,000	334,900
Public Storage, 5.15%, Series F(e)		10,000	211,400

			4,032,404

SHOPPING CENTER	0.8%
CTO Realty Growth, Inc., 6.375%, Series A(e)		8,455	173,243
Federal Realty Investment Trust, 5.00%, Series C(e)		10,000	204,200
Kimco Realty Corp., 5.125%, Series L(e)		6,975	143,755
Regency Centers Corp., 5.875%, Series B(e)		25,000	548,000
Saul Centers, Inc., 6.00%, Series E(e)		21,465	442,393
Saul Centers, Inc., 6.125%, Series D(e)		39,100	816,799

			2,328,390

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(e)		23,645	524,919
American Homes 4 Rent, 6.25%, Series H(e)		33,098	781,775

			1,306,694

SPECIALTY	0.1%
EPR Properties, 5.75%, Series G(e)		16,472	340,147

TELECOMMUNICATION SERVICES	0.4%
AT&T, Inc., 4.75%, Series C(e)		22,277	424,822
AT&T, Inc., 5.00%, Series A(e)		20,941	423,218

		Shares		Value
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70			17,967	$397,430

				1,245,470

UTILITIES	0.6%
CMS Energy Corp., 5.625%, due 3/15/78			5,162	112,738
CMS Energy Corp., 5.875%, due 10/15/78			17,000	380,800
CMS Energy Corp., 5.875%, due 3/1/79			35,000	798,350
Sempra, 5.75%, due 7/1/79			9,984	213,957
Southern Co., 4.95%, due 1/30/80, Series 2020			2,579	52,663
Southern Co., 6.50%, due 3/15/85			10,800	276,912

				1,835,420

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$25,638,960)				23,364,929

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	8.5%
BANKING	5.0%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(e)(f)(g)			200,000	217,655
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(e)(g)			388,000	371,845
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(g)			200,000	209,653
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(e)(f)(g)			800,000	879,481
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(e)(f)(g)			800,000	826,005
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(e)(f)(g)			400,000	419,330
Charles Schwab Corp., 4.00% to 6/1/26, Series I(e)(g)			1,250,000	1,219,982
Charles Schwab Corp., 4.00% to 12/1/30, Series H(e)(g)			572,000	507,649
Citigroup Capital III, 7.625%, due 12/1/36			150,000	166,951
Citigroup, Inc., 3.875% to 2/18/26, Series X(e)(g)			680,000	665,978
Citigroup, Inc., 4.00% to 12/10/25, Series W(e)(g)			777,000	766,869
Citigroup, Inc., 6.25% to 8/15/26, Series T(e)(g)			430,000	433,632
Citigroup, Inc., 6.95% to 2/15/30, Series FF(e)(g)			425,000	424,838
Citigroup, Inc., 7.00% to 8/15/34, Series DD(e)(g)			150,000	155,890
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(e)(f)(g)			400,000	399,682
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(e)(f)(g)			600,000	595,781
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(g)(h)			200,000	202,750
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(e)(f)(g)			200,000	200,261
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(e)(f)(g)			400,000	402,357
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(e)(f)(g)			200,000	210,476
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(e)(g)			300,000	301,889
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(e)(g)			553,000	562,067
Regions Financial Corp., 5.75% to 6/15/25, Series D(e)(g)			200,000	199,396
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(e)(f)(g)			300,000	301,903
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(e)(f)(g)			200,000	199,732
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(e)(f)(g)			200,000	211,361
State Street Corp., 6.70% to 9/15/29, Series J(e)(g)			200,000	205,266
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(e)(h)		EUR	200,000	243,740
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(g)(h)			200,000	206,875
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(g)			400,000	403,022
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(g)			400,000	414,762
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(e)(f)(g)(h)			400,000	400,885
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(e)(f)(g)			400,000	398,677

		Principal Amount*		Value
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(e)(f)(g)			400,000	$435,416
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(e)(g)			889,000	871,842
Wells Fargo & Co., 6.85% to 9/15/29(e)(g)			800,000	832,169
Wells Fargo & Co., 7.625% to 9/15/28(e)(g)			270,000	289,098

				15,755,165

BROKERAGE	0.2%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(e)(g)			225,000	218,243
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(e)(g)			250,000	262,801
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(e)(g)			250,000	262,844

				743,888

INSURANCE	0.5%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(g)			300,000	306,661
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(e)(g)			400,000	402,258
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(g)			530,000	527,231
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(g)			300,000	300,872

				1,537,022

PIPELINES	0.8%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(g)			300,000	296,492
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(g)			340,000	346,586
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(g)			500,000	524,957
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(g)			270,000	298,054
Energy Transfer LP, 6.50% to 11/15/26, Series H(e)(g)			200,000	200,264
Energy Transfer LP, 7.125% to 5/15/30, Series G(e)(g)			515,000	522,401
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(g)			270,000	273,515

				2,462,269

SHOPPING CENTER	0.3%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(g)			400,000	392,748
Unibail—Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(e)(g)(h)		EUR	300,000	353,240

				745,988

TELECOMMUNICATION SERVICES	0.4%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(g)			250,000	250,422
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(g)			800,000	711,345
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(g)			70,000	53,152
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(g)			300,000	309,450

				1,324,369

UTILITIES	1.3%
AES Corp., 7.60% to 10/15/29, due 1/15/55(g)			100,000	101,161
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(g)			400,000	381,331
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(g)			400,000	409,020
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(g)			150,000	150,647
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(g)			283,000	293,093
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(g)			400,000	405,896
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(g)			333,000	347,324
Sempra, 4.125% to 1/1/27, due 4/1/52(g)			500,000	471,084
Sempra, 6.40% to 7/1/34, due 10/1/54(g)			500,000	475,496
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(g)			535,000	520,849

		Principal Amount*	Value
Southern Co., 6.375% to 12/15/34, due 3/15/55, Series 2025(g)		500,000	$513,232

			4,069,133

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$26,490,068)			26,637,834

CORPORATE BONDS	2.1%
APARTMENT	0.2%
Essex Portfolio LP, 5.50%, due 4/1/34		460,000	464,601

DIVERSIFIED	0.2%
American Assets Trust LP, 6.15%, due 10/1/34		345,000	345,195
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(a)		175,000	164,853

			510,048

FREE STANDING	0.0%
Agree LP, 5.625%, due 6/15/34		125,000	126,554

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	86,911

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34		285,000	285,301

INDUSTRIALS	0.0%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34		125,000	122,104

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	391,247
Piedmont Operating Partnership LP, 9.25%, due 7/20/28		175,000	192,889

			584,136

REGIONAL MALL	0.1%
Simon Property Group LP, 5.85%, due 3/8/53		350,000	353,209

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	173,557

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		225,000	216,058

SHOPPING CENTER	0.6%
Federal Realty OP LP, 4.50%, due 12/1/44		268,000	227,127
Kimco Realty OP LLC, 4.85%, due 3/1/35		340,000	327,458
Kimco Realty OP LLC, 6.40%, due 3/1/34		165,000	177,223
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(a)		550,000	518,930
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	171,985
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34		255,000	257,212
Regency Centers LP, 5.25%, due 1/15/34		205,000	205,318

			1,885,253

SINGLE FAMILY HOMES	0.0%
American Homes 4 Rent LP, 5.25%, due 3/15/35		150,000	147,257

SPECIALTY	0.4%
Newmark Group, Inc., 7.50%, due 1/12/29		110,000	115,463

		Principal Amount*	Value
VICI Properties LP, 5.625%, due 5/15/52		200,000	$182,563
VICI Properties LP, 6.125%, due 4/1/54		150,000	146,319
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(a)		946,000	891,538

			1,335,883

TELECOMMUNICATIONS	0.1%
Crown Castle, Inc., 3.25%, due 1/15/51		150,000	97,359
Crown Castle, Inc., 4.00%, due 11/15/49		200,000	148,587

			245,946

TOTAL CORPORATE BONDS (Identified cost—$6,594,822)			6,536,818

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	0.9%
Legacy Gateway JV LLC, Plano, TX(i)		7.9%	2,743,617

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			2,743,617

		Shares
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.28%(j)		1,523,522	1,523,522
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.29%(j)		1,090,000	1,090,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,613,522)			2,613,522

PURCHASED OPTION CONTRACTS (Premiums paid—$12,370)	0.0%		10,120

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$273,463,196)	99.7%		313,486,743
WRITTEN OPTION CONTRACTS (Premiums received—$172,501)	(0.0)		(198,303)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		1,190,897
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$314,354,337

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Paid	Value
Put—Public Storage	$280.00	5/16/25	22	$658,438	$12,370	$10,120

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Call—American Tower Corp.	$220.00	4/17/25	(30)	$(652,800)	$(9,981)	$(11,100)
Call—Welltower, Inc.	150.00	4/17/25	(46)	(704,766)	(25,694)	(26,680)
Call—VICI Properties, Inc.	32.50	5/16/25	(198)	(645,876)	(11,597)	(21,780)
Put—AvalonBay Communities, Inc.	200.00	4/17/25	(29)	(622,398)	(6,019)	(1,698)
Put—BXP, Inc.	60.00	4/17/25	(96)	(645,024)	(8,983)	(2,688)
Put—Equinix, Inc.	840.00	4/17/25	(7)	(570,745)	(8,523)	(22,890)
Put—Extra Space Storage, Inc.	140.00	4/17/25	(42)	(623,658)	(6,828)	(3,570)
Put—Host Hotels & Resorts, Inc.	16.00	4/17/25	(402)	(571,242)	(55,704)	(78,390)
Put—Kilroy Realty Corp.	30.00	4/17/25	(186)	(609,336)	(5,057)	(4,650)
Put—Kimco Realty Corp.	20.00	4/17/25	(303)	(643,572)	(7,142)	(4,545)
Put—Americold Realty Trust, Inc.	20.00	5/16/25	(293)	(628,778)	(13,162)	(9,092)
Put—Public Storage	270.00	5/16/25	(44)	(1,316,876)	(13,811)	(11,220)
			(1,676)	$(8,235,071)	$(172,501)	$(198,303)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR 868,154	USD 940,659	4/28/25	$610

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $6,183,007 which represents 2.0% of the net assets of the Fund, of which 0.0% are illiquid.

(b)	Variable rate. Rate shown is in effect at March 31, 2025.
(c)	Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937.
(d)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $3,923,829 in aggregate has been pledged as collateral.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,508,627 or 2.1% of the net assets of the Fund.

(g)	Security converts to floating rate after the indicated fixed–rate coupon period.
(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,407,490 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)	Rate quoted represents the annualized seven–day yield.
(k)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RFI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Commercial Mortgage-Backed Securities	$—	$546,480	$—		$546,480
Common Stock—Real Estate	251,033,423	—	—		251,033,423
Preferred Securities—Exchange-Traded	23,364,929	—	—		23,364,929
Preferred Securities—Over-the-Counter	—	26,637,834	—		26,637,834
Corporate Bonds	—	6,536,818	—		6,536,818
Private Real Estate—Office	—	—	2,743,617	(a)	2,743,617
Short-Term Investments	—	2,613,522	—		2,613,522
Purchased Option Contracts	10,120	—	—		10,120

Total Investments in Securities(b)	$274,408,472	$36,334,654	$2,743,617		$313,486,743

Forward Foreign Currency Exchange Contracts	$—	$610	$—		$610

Total Derivative Assets(b)	$—	$610	$—		$610

Written Option Contracts	$(187,513)	$(10,790)	$—		$(198,303)

Total Derivative Liabilities(b)	$(187,513)	$(10,790)	$—		$(198,303)

(a)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(b)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) —(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of March 31, 2025
Private Real Estate—Office	$2,907,128	$(163,511)	$2,743,617

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(163,511).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2025	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Private Real Estate—Office	$2,743,617	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.00% 8.25%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) —(Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.